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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


Board of Directors
METRO GLOBAL MEDIA, INC,

We consent to the use in this Registration Statement of Metro Global Media, Inc. on Form SB-2 of our report dated July 24, 1998 appearing in Form 10-KSB for the fiscal years ended May 30, 1998 and May 31, 1997 which is incorporated by reference as part of this Registration
Statement.



TRIEN ROSENBERG ROSENBERG
  WEINBERG CIULLO & FAZZARI LLP

MORRISTOWN, NEW JERSEY
DECEMBER 1, 1998